HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042	HV-3573 – PremierSolutions Chicago Public Schools
333-72042	HV-5244 – PremierSolutions Standard (Series II)
333-72042	HV-5795 – PremierSolutions Standard (Series A)
333-72042	HV-6775 – PremierSolutions Cornerstone (Series II)
333-72042	HV-6779 – PremierSolutions Standard (Series A-II)

333-151805	HV-6776 – Premier Innovations(sm)
333-151805	HV-6778 – Premier Innovations(sm) (Series II)

Supplement dated March 11, 2011 to your Prospectus

FUND CLOSURE

INVESCO REAL ESTATE FUND – CLASS A

Effective as of the close of business of the New York Stock Exchange on April 29, 2011, the Invesco Real Estate Fund Sub-Account is closed to new and subsequent Contributions and transfers of Participant Account value.

The Prospectus is amended to reflect the above change.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.